UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 19, 2010

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

411 108th Ave. NE, Suite 1400, Bellevue, Washington 98004

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by drugstore.com, inc. on February 22, 2010, which disclosed the completion on February 19, 2010, of drugstore.com’s acquisition of Salu, Inc., a Delaware corporation. This Amendment is filed solely to include the financial statements and pro forma financial information described in Item 9.01 below.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

(i)	The audited consolidated balance sheet of Salu, Inc. as of December 31, 2008 and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for the fiscal year ended December 31, 2008 (predecessor basis) are included as Exhibit 99.2 to this report and incorporated by reference herein.

(ii)	The unaudited consolidated balance sheets of Salu, Inc. as of September 30, 2009 and December 31, 2008 and the related consolidated statements of operations and comprehensive income (loss), and cash flows for the nine-month period ended September 30, 2009 and September 30, 2008 are included as Exhibit 99.3 to this report and incorporated by reference herein.

(b) Pro Forma Financial Information

drugstore.com’s unaudited pro forma consolidated balance sheet as of September 27, 2009 and pro forma consolidated statements of operations for the fiscal year ended December 28, 2008 and the nine-month period ended September 27, 2009 are included as Exhibit 99.4 to this report and incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated December 27, 2009, by and among drugstore.com, inc., Salu, Inc., and certain other parties. (Certain schedules referenced in the Agreement and Plan of Merger have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.)

23.1	Consent of Independent Auditor of Salu, Inc.

99.1*	Press Release issued by drugstore.com dated February 22, 2010.

99.2	Audited Consolidated Financial Statements of Salu, Inc. as of December 31, 2008 and for the fiscal year ended December 31, 2008 (predecessor basis).

99.3	Unaudited Consolidated Financial Statements of Salu, Inc. as of September 30, 2009 and December 31, 2008 and for the nine-month periods ended September 30, 2009 and September 30, 2008.

99.4	Unaudited Pro Forma Consolidated Financial Information of drugstore.com, inc.

*	Previously filed with drugstore.com’s Current Report on Form 8-K as filed with the SEC on February 22, 2010, and hereby incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/s/ ROBERT POTTER
Robert Potter Vice President, Chief Accounting Officer

Date: May 5, 2010